UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 24, 2005

ACUSPHERE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50405	04-3208947
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

500 Arsenal Street, Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (617) 648-8800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                  Entry into a Material Definitive Agreement.

The disclosure contained in Items 5.01 and 8.01 is incorporated herein by reference.

Item 5.02.                  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 25, 2005, Acusphere, Inc. announced that Garen Bohlin had been appointed to the Company’s Board of Directors.  Mr. Bohlin was appointed to the Board of Directors effective January 25, 2004 and will serve as a Class III director and hold office until the annual meeting of stockholders to be held in the year 2006 and until his successor has been elected and qualified, or until his earlier resignation or removal.  Mr. Bohlin will also serve on the Company’s audit committee. A copy of the press release is attached hereto as Exhibit 99.1.

In connection with his appointment, Mr. Bohlin entered into Acusphere’s standard indemnification agreement providing for indemnification against expenses and liabilities incurred by him in actions or proceedings arising out of his service to Acusphere or on Acusphere’s behalf.   A copy of this agreement is attached hereto as Exhibit 10.1.

Item 8.01.                  Other Events.

On January 24, 2005, Acusphere, Inc. issued a press release announcing that Nancy E. Wetherbee had been appointed as Senior Vice President, Business Development.  Ms. Wetherbee replaces Charles P. Cox Ph.D., who remains involved with Acusphere as a consultant.  A copy of the press release is attached hereto as Exhibit 99.2.

In connection with her appointment, Ms. Wetherbee entered into Acusphere’s standard indemnification agreement providing for indemnification against expenses and liabilities incurred by her in actions or proceedings arising out of her service to Acusphere or on Acusphere’s behalf.   A copy of this agreement is attached hereto as Exhibit 10.2.

Item 9.01                                             Financial Statements and Exhibits.

The following exhibit is furnished as part of this report, where indicated:

(c)  Exhibits.

Exhibit No.	Description

10.1	Form of Indemnification Agreement by and between the registrant and Garen Bohlin

10.2	Form of Indemnification Agreement by and between the registrant and Nancy Wetherbee

99.1	Press Release dated January 25, 2005 announcing the appointment of Garen Bohlin as Director

99.2	Press Release dated January 24, 2005 announcing the appointment of Nancy Wetherbee as Senior Vice President, Business Development

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSPHERE, INC.

Dated: January 27, 2005	By:	/s/ John F. Thero
		Name:	John F. Thero
		Title:	Senior Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement by and between the registrant and Garen Bohlin

10.2	Form of Indemnification Agreement by and between the registrant and Nancy Wetherbee

99.1	Press Release dated January 25, 2005 announcing the appointment of Garen Bohlin as Director

99.2	Press Release dated January 24, 2005 announcing the appointment of Nancy Wetherbee as Senior Vice President, Business Development